Exhibit 3.219
Hope Andrade
Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
Filing Number: 9840610

Certificate Of Limited Partnership	May 22, 1997
Change of Registered Agent/Office	December 11, 1997
Certificate of Assumed Business Name	July 28, 1998
Change of Registered Agent/Office	November 20, 1998
Change of Registered Agent/Office	September 28, 2000
Change of Office by Registered Agent	October 29, 2001
Change of Registered Agent/Office	July 13, 2005
Change of Name or Address by Registered Agent	April 19, 2010
Certificate of Assumed Business Name	October 13, 2010
Certificate of Assumed Business Name	October 13, 2010

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on March 11, 2011.

/s/ Hope Andrade
Hope Andrade
Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 358900740003

FILED In the Office of the Secretary of State of Texas MAY 22 1997 Corporations Section
CERTIFICATE OF LIMITED PARTNERSHIP
OF
MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
     The undersigned represents that this Certificate of Limited Partnership has been executed pursuant to Section 2.01 of the Texas Revised Uniform Limited Partnership Act (the “Act”) to form Mexia Principal Healthcare Limited Partnership (the “Partnership”) as a limited partnership pursuant to the Act by filing this Certificate of Limited Partnership. This Certificate of Limited Partnership provides as follows:
     1. The name of the limited partnership is Mexia Principal Healthcare Limited Partnership.
     2. The address of the principal office of the Partnership is 109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027.
     3. The name of the registered agent of the Partnership is CT Corporation System, and the address of the registered office of the Partnership is 350 North St. Paul Street, Dallas, Texas 75201.
     4. The name, the mailing address and the street address of the business or residence of each general partner of the Partnership is as follows:
Mexia-Principal, Inc.
109 Westpark Drive, Suite 180
Brentwood, Tennessee 37027
     Executed in Nashville, Tennessee on MAY 21, 1997.

Mexia-Principal, Inc.
By:	[ILLEGIBLE]
Its: Exec VP and CFO

Office of the Secretary of State	Filed in the Office of the
Corporations Section	Secretary of State of Texas
P.O. Box 13697	Filing #: 9840610 04/19/2010
Austin, Texas 78711-3697	Document #: 304508730649
(Form 408)	Image Generated Electronically
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is

MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP

The entity’s filing number is 9840610

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

350 N. St. Paul St., Dallas, TX 75201

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

350 N. St. Paul St., Ste. 2900. Dallas. TX 75201-4234

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 04/19/2010

CT Corporation System

Name of Registered Agent

Kenneth Uva, Vice President

Signature of Registered Agent
FILING OFFICE COPY

Office of the
Secretary of State

Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

THE STATE OF TEXAS

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A CORPORATION, LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

In the Office of the
Secretary of State of Texas
DEC 11 1997
Corporations Section

The entity's charter/certificate of authority/file number is 00[illegible].

3. A. X The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
1212 Guadalupe, Austin, Texas 78701

OR B.___ The registered office address will not change.

5. A. X The name of the NEW registered agent is National Registered Agents, Inc.

OR B.___ The registered agent will not change.

7. The changes shown above were authorized by:
Business Corporations may *select A or B* Limited Liability Companies may *select D or E*
Non-Profit Corporations may *select A, B, or C* Limited Partnerships *select F*

A.___ The board of directors; OR
B.___ An officer of the corporation so authorized by the board of directors; OR
C.___ The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.
D.___ Its members
E.___ Its managers
F. X The limited partnership

[signature]
(Authorized Officer of Corporation)
(Authorized Member or Manager of LLC)
(General Partner of Limited Partnership)

Office of the	Corporations Section
Secretary of State	P.O. Box 13697
Austin, Texas 78711-3697

FILED In the Office of the Secretary of State of Texas JUL 28 1998 Corporations Section
ASSUMED NAME CERTIFICATE
1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Mexia Principal Healthcare Limited Partnership

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is PARKVIEW REGIONAL HOSPITAL

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 4000 south Loop 256 Palestine/ Texas 75802

4.	The period, not to exceed 10 years, during which the assumed name will be used is 10 years

5.	The entity is a (circle one):
Business Corporation
Non-profit Corporation
Professional Corporation
Professional Association
Limited Liability Company
Limited Partnership
Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:

6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 1212 Guadalupe Austin TX 78701 and the name of its registered agent at such address is National Registered Agents, Inc. The address of the principal office
(if not the same as the registered office) is 105 Westwood Place, Suite 400, Brentwood, TN 37027

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): Limestone County

/s/ Howard T. Well
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity
State of TENNESSEE
County of DAVIDSON
Before me, the undersigned authority, on this day personally appeared Howard Well known to me to be the person who signed the foregoing instrument, and acknowledged to me that he executed the instrument for the purposes therein expressed.
Given under my hand and seal of office on this 23rd day of July 1998
(Notary Seal)

[ILLEGIBLE]
Notary Public
My commission expires 1/26/02
Form No. 503
Revised 6/96
The Office of the Secretary of State does not discriminate on the basis of race, color, natural origin, sex, religion, age or disability in employment or the provision of services

Office of the	FILED
Secretary of State Corporations Section	In the Office of the Secretary of State of Texas
P.O Box 13697 Austin, Texas 78711-3697	NOV 20 1998
Corporations Section

STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 1212 Guadalupe, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)800 Brazos, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Executed on: November 6, 1998

National Registered Agents, Inc.

Name of registered agent

Signature or registered agent
IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION OR A LIMITED LIABILITY COMPANY.

State of Texas	§
County of	§

This instrument was acknowledged before me on		by
(date)

(name of person acknowledging)
(Notary Seal)

Signature of Notary Notary Public, State of Texas

9840610

Name: METOKOTE HOLDINGS, INC.
Status: ACTIVE
Dom. State: TX
State I.D.#: 1507527-0
FEIN#:

Name: METRACOM CORPORATION
Status: ACTIVE
Dom. State: MA
State I.D.#: 110775-06
FEIN#:

Name: METRO ONE TELECOMMUNICATIONS, INC.
Status: ACTIVE
Dom. State: OR
State I.D.#: 120303-06
FEIN#:

Name: METROPHONE TELECOMMUNICATIONS INCORPORATED
Status: ACTIVE
Dom. State: WA
State I.D.#: 119079-06
FEIN#:

Name: MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP
Status: ACTIVE
Dom. State: TX
State I.D.#: 98406-10
FEIN#:

Name: MICRO ASSOCIATES, INC.
Status: ACTIVE
Dom. State: TX
State I.D.#: 549090-0
FEIN#:

Name: MIDLAND USA, INC.
Status: ACTIVE
Dom. State: DE
State I.D.#: 113328-06
FEIN#: 1330707448

Name: MINIMUM RATE PRICING, INC.
Status: ACTIVE
Dom. State: NJ
State I.D.#: 104015-06
FEIN#:

B-2-18-88

Name: MISSION CONTROL CORP.
Status: ACTIVE
Dom. State: DE
State I.D.#: 00123536-6
FEIN#: 330811704

Name: MOUNT PLEASANT RADIO, INC.
Status: ACTIVE
Dom. State: TX
State I.D.#: 1420984-0
FEIN#:

Name: MOVING EQUIPMENT RENTAL, INC.
Status: ACTIVE
Dom. State: MN
State I.D.#: 112321-6
FEIN#: 414698668

Name: MSS-LASCO INC.
Status: ACTIVE
Dom. State: TX
State I.D.#: 1501487-0
FEIN#:

Name: MTC TELEMANAGEMENT CORPORATION
Status: ACTIVE
Dom. State: CA
State I.D.#: 96754-6
FEIN#:

Name: MTS HOLDINGS, INC.
Status: ACTIVE
Dom. State: WA
State I.D.#: 118321-06
FEIN#:

Office of the Secretary of State	FILED
Corporations Section	In the Office of the
P.O. Box 13697	Secretary of State of Taxas
Austin, Texas 78711-3697	SEP 28 2000

Corporations Section

STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List of Limited Partnerships The entity’s file number is See List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.) 800 Brazos Street, Suite 1100, Austiin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.) 905 Congress Avenue, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: September 27, 2000

National Registered Agents, Inc. Name of registered agent /s/ Dennis E. Howarth Signature of registered agent Dennis E. Howarth, President

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, COMPLETE THE FOLLOWING ACKNOWLEDGEMENT. AN ACKNOWLEDGEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of New Jersey	§
County of Mercer	§

This instrument was acknowledged before me on September 27, 2000	by
(date)

Dennis E. Howarth
(name of person acknowledging)
(Notary Seal)

/s/ Zulma M. Howarth Signature of Notary Notary Public, State of Texas

ZULMA MUNIZ HOWARTH
NOTARY PUBLIC, NEW JERSEY
TERM EXPIRES MARCH 1, 2003

Domestic and Foreign Limited Partnerships
Registered Agent: National Registered Agents, Inc.
Dated: 9/27/00

TYPE	ENTITY NAME	File#	Sequence #
10	ADVANCED ENERGY INDUSTRIES TEXAS, L.P.	128581	1775984
10	ANC-ROUND ROCK ASSETS I, LP	127443	1750475
10	ANC-ROUND ROCK ASSETS II, LP	127444	1761922
10	AO FAMILY LIMITED PARTNERSHIP	132628	1657409
10	BRIGHT-MEYERS LUBBOCK ASSOCIATES, L.P	81101	1701467
10	BRIGHT-MEYERS WACO ASSOCIATES, L.P.	88526	1637767
10	CALPINE HIDALGO ENERGY CENTER, L.P	109006	1581619
10	CALPINE/GENTEX LOST PINES OPERATIONS, L.P	124120	1719586
10	CENTRAL EXPRESSWAY COMMERCIAL CENTER #1, LTD.	25284	1731041
10	CHANCELLOR CREEK-MCKINNEY, L.P	120146	1749639
10	CLEAR LAKE COGENERATION LIMITED PARTNERSHIP	52262	1711761
10	CPN TEXAS CENTRAL FUELS, LP	112793	1601681
10	DALLAS DENITECH LIMITED	120483	1599689
10	DFW DENITECH LIMITED	120451	1634031
10	F & E AIRCRAFT MAINTENANCE (DALLAS, TEXAS), LIMITED PARTNERSHIP	133763	1718002
10	HARRIS-ALLEN, LP	111016	1658598
10	JOHN MCSTAY INVESTMENT COUNSEL	34490	1776125
10	MAJESTIC FORT WORTH PARTNERS, LP	131124	1599950
10	MAJESTIC LAREDO PARTNERS, LP	119570	1667132
10	MATUSCHKA SERVICES (TEXAS), LTD	37716	1624876
10	MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP	98406	1665543
10	MILANO APARTMENTS, LP	96451	1767038
10	MILLER & STRAUSS, LTD	137623	1716984
10	MRM REAL ESTATE ASSOCIATES LP	112727	1718487
10	NEWLAND COMMUNITIES TEXAS, LP	128704	1574054
10	NHI-REIT OF TEXAS, LP	100639	1629636
10	NNP-GRAYSON LAKES, LP	132428	1670331
10	NNP-SEVEN MEADOWS, LP	137627	1660389
10	NNP-TERAVISTA, LP	104643	1760928
10	NNP-TV COMMUNITIES, LP	127445	1631238
10	PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP	90285	1730403
10	PERFORMANCE FOOD GROUP OF TEXAS, LP	94311	1732494

Form 503 (Revised 09/09)		This space reserved for office use.
Return in duplicate to:		FIELD
Secretary of State		In the Office of the
P.O. Box 13697		Secretary of State of Texas
Austin, TX 78711-3697		Oct 13 2010
512 463-5555	Assumed Name Certificate	Corporations Section
FAX: 512 463-5709
Filing Fee: $25
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Parkview Regional Medical Clinic
Entity Information
2. The legal name of the entity filing the assumed name is:
Mexia Principal Healthcare Limited Partnership
State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company
☐ Nonprofit Corporation	☑ Limited Partnership
☐ Professional Corporation	☐ Limited Liability Partnership
☐ Professional Association	☐ Cooperative Association
☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is:
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:
350 N. St. Paul Street

Street Address

Dallas	TX	USA	75201

City	State	Country	Zip or Postal Code

7.	The entity’s principal office address in Texas is: (See instructions.)

350 N. St. Paul Street	Dallas	TX	75201

Street Address	City		Zip or Postal Code

8.	The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code
               RECEIVED
               OCT 13 2010
               Secretary of State

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is ______ years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until _________________________(not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: 9.29.10

/s/ Mary Kim E. Shipp Mary Kim E. Shipp, Secretary Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

Form 503	Assumed Name Certificate	This space reserved for office use.
(Revised 09/09)

Return in duplicate to:		FILED
Secretary of State		In the Office of the
P.O. Box 13697		Secretary of State of Texas
Austin, TX 78711-3697		OCT 13 2011
512 463-5555		Corporations Section
FAX: 512 463-5709
Filing Fee: $25
Assumed Name
1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Parkview Regional Hospital
Entity Information
2. The legal name of the entity filing the assumed name is:
Mexia Principal Healthcare Limited Partnership

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.
3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☐ For-profit Corporation	☐ Limited Liability Company
☐ Nonprofit Corporation	☑ Limited Partnership
☐ Professional Corporation	☐ Limited Liability Partnership
☐ Professional Association	☐ Cooperative Association
☐ Other
Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.
4. The file number, if any, issued to the entity by the secretary of state is: 98406-10
5. The state, country, or other jurisdiction of formation of the entity is: Texas
6. The registered office or similar office address of the entity in its jurisdiction of formation is:
350 N. St. Paul Street

Street Address

Dallas	TX	USA	75201
City	State	Country	Zip or Postal Code

7.	The entity’s principal office address in Texas is: (See instructions.)

350 N. St. Paul Street	Dallas	TX	75201
Street Address	City		Zip or Postal Code

8.	The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code

RECEIVED
OCT 13 2010
Secretary of State

4

Period of Duration
☑ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.
OR
☐ 9b. The period during which the assumed name will be used is ______ years from the date of filing with the secretary of state (not to exceed 10 years).
OR
☐ 9c. The assumed name will be used until ____________________ (not to exceed 10 years).
mm/dd/yyyy
County or Counties in which Assumed Name Used
10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:
☑ All counties

☐ All counties with the exception of the following counties:

☐ Only the following counties:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.
Date: 9.29.10

/s/ Mary Kim E Shipp
Mary Kim E Shipp, Secretory
Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

5

FILED
In the Office of the
Secretary of State of Texas
Office of the Secretary of State
Corporations Section	OCT 29 2001
P.O. Box 13697
Austin, Texas 78711-3697	Corporations Section
STATEMENT OF CHANGE OF
ADDRESS OF REGISTERED AGENT
1.	The name of the entity represented is See Attached List

The entity’s file number is See Attached List

2.	The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the secretary of state.)

905 Congress Avenue, Austin, TX 78701

3.	The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

1614 Sidney Baker Street, Kerrville, TX 78028

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 10/19/01

National Registered Agents, Inc. Name of registered agent
/s/ Dennis E. Howarth
Signature of registered agent
Dennis E. Howarth, President

IF THE ENTITY REPRESENTED IS A LIMITED PARTNERSHIP, THE STATEMENT MUST BE NOTARIZED. NOTARIZATION OF THE STATEMENT IS NOT REQUIRED IF THE ENTITY IS A CORPORATION, FINANCIAL INSTITUTION OR A LIMITED LIABILITY COMPANY.

State of Texas	§
County of _____________________	§

Subscribed and sworn to before me on		by
(date)

(name of person sworn)
     (Notary Seal)

Signature of Notary
Notary Public, State of Texas

LIMITED PARTNERSHIP	PAWTUCKET FASTENERS L.P.	Rl
LIMITED PARTNERSHIP	BRIGHT-MEYERS LUBBOCK ASSOCIATES L.P.	TN
LIMITED PARTNERSHIP	BRIGHT-MEYERS WACO ASSOCIATES L.P.	TN
LIMITED PARTNERSHIP	CENTRAL AUSTIN AMBULATORY SURGERY CENTER L.P.	TN
LIMITED PARTNERSHIP	MPA ENTERPRISES L.P.	TN
LIMITED PARTNERSHIP	AO FAMILY LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	BAY COLONY LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	BEEKMAN STREET PARTNERS L.P.	TX
LIMITED PARTNERSHIP	C&B ASSOCIATES LTD.	TX
LIMITED PARTNERSHIP	CABLECHOICE-DALLAS LTD. II	TX
LIMITED PARTNERSHIP	CABLECHOICE-HOUSTON LTD. II	TX
LIMITED PARTNERSHIP	CALPINE HIDALGO ENERGY CENTER L.P.	TX
LIMITED PARTNERSHIP	CALPINE POWER EQUIPMENT L.P.	TX
LIMITED PARTNERSHIP	CALPINE/GENTEX LOST PINES OPERATIONS L.P.	TX
LIMITED PARTNERSHIP	CLEAR LAKE COGENERATION LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	CPN TEXAS CENTRAL FUELS L.P.	TX
LIMITED PARTNERSHIP	CREEKSTONE INVESTORS L.P.	TX
LIMITED PARTNERSHIP	CROW IRVINE #1 LIMITED PARTNERSHIP	TX
LIMITED PARTNERSHIP	DORCHESTER PROPERTIES LTD.	TX
LIMITED PARTNERSHIP	ECI-TEXAS L.P.	TX
LIMITED PARTNERSHIP	ENHANCE RECRUITMENT SERVICES L.P.	TX
LIMITED PARTNERSHIP	ENROCK L.P.	TX
LIMITED PARTNERSHIP	FREESTONE POWER GENERATION L.P.	TX
LIMITED PARTNERSHIP	HPL COMPRESSION COMPANY L.P.	TX
LIMITED PARTNERSHIP	INOVX SOLUTIONS (TEXAS) L.P.	TX
LIMITED PARTNERSHIP	MAIN PIPER L.P.	TX
LIMITED PARTNERSHIP	MATUSCHKA SERVICES (TEXAS) LTD.	TX
LIMITED PARTNERSHIP	MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHI.	TX
LIMITED PARTNERSHIP	MRM REAL ESTATE ASSOCIATES L.P.	TX
LIMITED PARTNERSHIP	MULTITECHNOLOGY SERVICES L.P.	TX
LIMITED PARTNERSHIP	NHI-TX INVESTORS L.P.	TX
LIMITED PARTNERSHIP	NHI/REIT OF TEXAS L.P.	TX
LIMITED PARTNERSHIP	NNP-GRAYSON LAKES L.P.	TX
LIMITED PARTNERSHIP	PERFORMANCE FOOD GROUP OF TEXAS L.P.	TX
LIMITED PARTNERSHIP	PERIMETER HOLDINGS L.P.	TX
LIMITED PARTNERSHIP	PRHC ENNIS L.P.	TX
LIMITED PARTNERSHIP	PT-1 PHONECARD L.P.	TX

FILED
In the Office of the
Office of the Secretary of State	Secretary of State of Texas
Corporations Section	JUL 13 2001
P.O. Box 13697
Austin, Texas 78711-3697	Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1.	The name of the entity is Mexia Principal Healthcare Limited Partnership and the file number issued to the entity by the secretary of state is 0009840610

2.	The entity is: (Check one.)
☐	a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	a limited liability company, which has authorized the changes indicated below through Its members or managers, as provided by the Texas Limited Liability Company Act.

☑	a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3.	The registered office address as PRESENTLY shown in the records of the Texas secretary of State is 1614 Sidney Baker Street, Kerrville, Texas 78028

4.	☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

c/o CT Corporation System. 350 N. St. Paul Street Dallas, Texas 75201

OR	☐ B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is National Registered Agents, Inc

6.	☑ A. The name of the NEW registered agent is CT Corporation System

OR	☐ B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be Identical, as required by law.

By:	/s/ Mary Kim E. Shipp
(A person authorized to sign
on behalf of the entity)

INSTRUCTIONS
1.	It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verity registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2.	You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3.	An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.	Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5.	Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, If a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
Form No. 401
Revised 9/99